Exhibit 99.3 4Q18 Supplemental Slides John McCallion Chief Financial Officer

Table of Contents

	Page
Explanatory Note on Non-GAAP Financial Information and Reconciliations..	3
Net Income (Loss) to Adjusted Earnings...	4
Notable Items..	5
Adjusted Earnings ex. Total Notable Items by Segment..........................	6
Direct Expense Ratio..	7
Cash & Capital..	8

MetLife

2

Explanatory Note on Non-GAAP Financial Information and Reconciliations

Explanatory Note on Non-GAAP Financial Information

Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to:	Should be read as, respectively:
(i) net income (loss);	(i) net income (loss) available to MetLife, Inc.'s common shareholders;
(ii) adjusted earnings; and	(ii) adjusted earnings available to common shareholders; and
(iii) adjusted earnings per share.	(iii) adjusted earnings available to common shareholders per diluted common share.

In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:	Comparable GAAP financial measures:
(i) adjusted earnings available to common shareholders;	(i) net income (loss) available to MetLife, Inc.'s common shareholders;
(ii) adjusted earnings available to common shareholders on a constant currency basis;	(ii) net income (loss) available to MetLife, Inc.'s common shareholders;
(iii) adjusted earnings available to common shareholders, excluding total notable items;	(iii) net income (loss) available to MetLife, Inc.'s common shareholders;
(iv) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis;	(iv) net income (loss) available to MetLife, Inc.'s common shareholders;
(v) adjusted earnings available to common shareholders per diluted common share;	(v) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(vi) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(vi) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(vii) adjusted earnings available to common shareholders on a constant currency basis per diluted common share;	(vii) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(viii) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share;	(viii) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(ix) free cash flow of all holding companies;	(ix) MetLife, Inc. (parent company only) net cash provided by operating activities;
(x) adjusted expense ratio;	(x) expense ratio;
(xi) adjusted expense ratio, excluding total notable items related to other expenses and pension risk transfer (PRT);	(xi) expense ratio;
(xii) direct expense ratio; and	(xii) expense ratio; and
(xiii) direct expense ratio, excluding total notable items related to direct expenses and PRT.	(xiii) expense ratio.

MetLife

3(i)

Explanatory Note on Non-GAAP Financial Information (Continued) Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting the Company’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); 3(ii)

Explanatory Note on Non-GAAP Financial Information (Continued) • Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. The following additional information is relevant to an understanding of MetLife’s performance results: • All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. 3(iii)

Explanatory Note on Non-GAAP Financial Information (Continued) • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 3(iv)

Reconciliations

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions, except per share data)	2018	2018 Earnings Per Weighted Average Common Share Diluted[1]	4Q18	4Q18 Earnings Per Weighted Average Common Share Diluted[1]	4Q17	4Q17 Earnings Per Weighted Average Common Share Diluted[1]
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 4,982	$ 4.91	$ 2,010	$ 2.04	$ 2,272	$ 2.14
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:						
Less: Net investment gains (losses)	(298)	(0.29)	145	0.15	106	0.10
Less: Net derivative gains (losses)	851	0.84	939	0.95	(55)	(0.05)
Less: Other adjustments to continuing operations	(941)	(0.94)	(202)	(0.20)	(296)	(0.28)
Less: Provision for income tax (expense) benefit	(86)	(0.08)	(213)	(0.22)	1,837	1.73
Less: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	5	—	(5)	(0.01)	(2)	—
Adjusted earnings available to common shareholders	$ 5,461	5.39	$ 1,336	$ 1.35	$ 678	$ 0.64
Less: Total notable items	(103)	(0.10)	87	0.09	(498)	(0.47)
Adjusted earnings available to common shareholders, excluding total notable items	$ 5,564	$ 5.49	$ 1,249	$ 1.26	$ 1,176	$ 1.11
Weighted average common shares outstanding - diluted		1,013.9		987.6		1,062.1
Adjusted earnings available to common shareholders on a constant currency basis	$ 5,461	$ 5.39	$ 1,336	$ 1.35	$ 656	$ 0.62
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 5,564	$ 5.49	$ 1,249	$ 1.26	$ 1,154	$ 1.09

MetLife

[1] Adjusted earnings available to common shareholders is calculated on a standalone basis and may not equal the sum of (i) adjusted earnings available to common shareholders, excluding total notable items and (ii) total notable items.

3(vi)

Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

(In millions)	4Q18 U.S.	Group Benefits	Retirement and Income Solutions	Property & Casualty	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$ 685	$ 230	$ 356	$ 99	$ 281	$ 137	$ 55	$ 223	$ (45)
Less: Total notable items	—	—	—	—	—	—	—	—	87
Adjusted earnings available to common shareholders, excluding total notable items	$ 685	$ 230	$ 356	$ 99	$ 281	$ 137	$ 55	$ 223	$ (132)
Adjusted earnings available to common shareholders on a constant currency basis	$ 685	$ 230	$ 356	$ 99	$ 281	$ 137	$ 55	$ 223	$ (45)
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 685	$ 230	$ 356	$ 99	$ 281	$ 137	$ 55	$ 223	$ (132)

(In millions)	4Q17 U.S.	Group Benefits	Retirement and Income Solutions	Property & Casualty	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$ 498	$ 230	$ 173	$ 95	$ 310	$ 125	$ 79	$ 194	$ (528)
Less: Total notable items	(55)	—	(62)	7	—	—	—	(48)	(395)
Adjusted earnings available to common shareholders, excluding total notable items	$ 553	$ 230	$ 235	$ 88	$ 310	$ 125	$ 79	$ 242	$ (133)
Adjusted earnings available to common shareholders on a constant currency basis	$ 498	$ 230	$ 173	$ 95	$ 305	$ 115	$ 72	$ 194	$ (528)
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 553	$ 230	$ 235	$ 88	$ 305	$ 115	$ 72	$ 242	$ (133)

MetLife

3(vii)

Expense Detail and Ratios

(In millions, except ratio data)	2015	2016	2017	2018
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis				
Capitalization of DAC	$ (3,319)	$ (3,152)	$ (3,002)	$ (3,254)
Less: Divested businesses and lag elimination[1]	120	(1)	34	(1)
Capitalization of DAC, as reported on an adjusted basis	$ (3,439)	$ (3,151)	$ (3,036)	$ (3,253)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis				
Other expenses	$ 14,105	$ 13,295	$ 12,953	$ 12,927
Less: Noncontrolling interest	(13)	(6)	(12)	(10)
Less: Regulatory implementation costs	2	1	—	11
Less: Acquisition, integration and other costs	28	64	65	24
Less: TSA fees	—	—	—	305
Less: Divested businesses	265	296	491	68
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409	$ 12,529
Other Detail and Ratios				
Other expenses	$ 14,105	$ 13,295	$ 12,953	$ 12,927
Capitalization of DAC	(3,319)	(3,152)	(3,002)	(3,254)
Other expenses net of capitalization of DAC	$ 10,786	$ 10,143	$ 9,951	$ 9,673
Premiums, fees and other revenues	$ 43,900	$ 44,370	$ 45,843	$ 51,222
Expense ratio	24.6%	22.9%	21.7%	18.9%
Direct expenses	$ 6,444	$ 5,754	$ 6,006	$ 5,874
Less: Total notable items related to direct expenses	362	79	296	214
Direct expenses, excluding total notable items related to direct expenses	$ 6,082	$ 5,675	$ 5,710	$ 5,660
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409	$ 12,529
Capitalization of DAC, as reported on an adjusted basis	(3,439)	(3,151)	(3,036)	(3,253)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 10,384	$ 9,789	$ 9,373	$ 9,276
Less: Total notable items related to other expenses, as reported on an adjusted basis	362	507	377	214
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$ 10,022	$ 9,282	$ 8,996	$ 9,062
Adjusted premiums, fees and other revenues	$ 44,329	$ 44,479	$ 46,200	$ 50,778
Less: PRT	1,740	1,761	3,305	6,894
Adjusted premiums, fees and other revenues, excluding PRT	$ 42,589	$ 42,718	$ 42,895	$ 43,884
Direct expense ratio	14.5%	12.9%	13.0%	11.6%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	14.3%	13.3%	13.3%	12.9%
Adjusted expense ratio	23.4%	22.0%	20.3%	18.3%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	23.5%	21.7%	21.0%	20.6%

MetLife

[1]*For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.*

3(viii)

Expense Detail and Ratios (Continued)

(In millions, except ratio data)	1Q18	2Q18	3Q18	4Q18
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis				
Capitalization of DAC	$ (796)	$ (834)	$ (810)	$ (814)
Less: Divested businesses	(1)	—	—	—
Capitalization of DAC, as reported on an adjusted basis	$ (795)	$ (834)	$ (810)	$ (814)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis				
Other expenses	$ 3,204	$ 3,319	$ 3,287	$ 3,117
Less: Noncontrolling interest	(7)	(5)	(3)	5
Less: Regulatory implementation costs	1	2	3	5
Less: Acquisition, integration and other costs	11	14	13	(14)
Less: TSA fees	79	78	78	70
Less: Divested businesses	10	53	9	(4)
Other expenses, as reported on an adjusted basis	$ 3,110	$ 3,177	$ 3,187	$ 3,055
Other Detail and Ratios				
Other expenses	$ 3,204	$ 3,319	$ 3,287	$ 3,117
Capitalization of DAC	(796)	(834)	(810)	(814)
Other expenses net of capitalization of DAC	$ 2,408	$ 2,485	$ 2,477	$ 2,303
Premiums, fees and other revenues	$ 11,044	$ 16,998	$ 12,064	$ 11,116
Expense ratio	21.8%	14.6%	20.5%	20.7%
Direct expenses	$ 1,462	$ 1,500	$ 1,543	$ 1,369
Less: Total notable items related to direct expenses	43	78	112	(19)
Direct expenses, excluding total notable items related to direct expenses	$ 1,419	$ 1,422	$ 1,431	$ 1,388
Other expenses, as reported on an adjusted basis	$ 3,110	$ 3,177	$ 3,187	$ 3,055
Capitalization of DAC, as reported on an adjusted basis	(795)	(834)	(810)	(814)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 2,315	$ 2,343	$ 2,377	$ 2,241
Less: Total notable items related to other expenses, as reported on an adjusted basis	43	78	112	(19)
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$ 2,272	$ 2,265	$ 2,265	$ 2,260
Adjusted premiums, fees and other revenues	$ 10,929	$ 16,889	$ 11,938	$ 11,022
Less: PRT	—	5,952	1,018	(76)
Adjusted premiums, fees and other revenues, excluding PRT	$ 10,929	$ 10,937	$ 10,920	$ 11,098
Direct expense ratio	13.4%	8.9%	12.9%	12.4%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	13.0%	13.0%	13.1%	12.5%
Adjusted expense ratio	21.2%	13.9%	19.9%	20.3%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	20.8%	20.7%	20.7%	20.4%

MetLife

3(ix)

Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies

	2018	2017
	(In billions, except ratios)	
MetLife, Inc. (parent company only) net cash provided by operating activities	$ 5.5	$ 6.5
Adjustments from net cash provided by operating activities to free cash flow:		
Add: Incremental debt to be at or below target leverage ratios	—	—
Add: Adjustments from net cash provided by operating activities to free cash flow[1]	(1.1)	(0.3)
MetLife, Inc. (parent company only) free cash flow	4.4	6.2
Other MetLife, Inc. holding companies free cash flow[2]	(1.0)	(0.5)
Free cash flow of all holding companies	$ 3.4	$ 5.7
Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.'s common shareholders:		
MetLife, Inc. (parent company only) net cash provided by operating activities	$ 5.5	$ 6.5
Consolidated net income (loss) available to MetLife, Inc.'s common shareholders[3]	$ 5.0	$ 3.9
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.'s common shareholders[3,4]	110%	165%
Ratio of free cash flow to adjusted earnings available to common shareholders:		
Free cash flow of all holding companies[5]	$ 3.4	$ 5.7
Consolidated adjusted earnings available to common shareholders[5]	$ 5.5	$ 4.2
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders[5]	62%	134%

MetLife

3(x)

Condensed Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies (Continued) 1Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; and (iv) investment portfolio and derivatives changes and other, net. 2 Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions from MetLife, Inc.; (iii) capital contributions to subsidiaries; (iv) repayments on and (issuances of) loans to subsidiaries, net; (v) other expenses; (vi) dividends and returns of capital to MetLife, Inc. and (vii) investment portfolio changes and other, net. 3Consolidated net income (loss) available to MetLife, Inc.'s common shareholders for 2018 includes costs related to the separation of Brighthouse Financial, Inc. (Brighthouse) and its subsidiaries (Separation) of $0.08 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 109%. Consolidated net income (loss) available to MetLife, Inc.'s common shareholders for 2017 includes Separation-related costs of $0.3 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 153%. 4Including the free cash flow of other MetLife, Inc. holding companies of ($1.0) billion and ($0.5) billion for the years ended December 31, 2018 and 2017, respectively, in the numerator of the ratio, this ratio, as adjusted, would be 90% and 153%, respectively. Including the free cash flow of other MetLife, Inc. holding companies in the numerator of the ratio and excluding the Separation-related costs from the denominator of the ratio, this ratio, as adjusted, would be 88% and 141% for the years ended December 31, 2018 and 2017, respectively. 5In 2018, $0.3 billion of Separation-related items (comprised of certain Separation-related inflows primarily related to reinsurance benefit from Brighthouse) were included, which increased MetLife, Inc. holding companies’ liquid assets, as well as MetLife, Inc.'s free cash flow. Excluding these Separation-related items, adjusted free cash flow would be $3.1 billion for the year ended December 31, 2018. Consolidated adjusted earnings available to common shareholders for 2018 was negatively impacted by notable items, primarily related to expense initiative costs of $0.3 billion, net of income tax, partially offset by tax adjustments of $0.2 billion, net of income tax. Excluding the Separation-related items, which increased free cash flow, from the numerator of the ratio and excluding such notable items and Separation-related costs negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2018 would be 56%. In 2017, $2.1 billion of Separation-related items (comprised of certain Separation-related inflows primarily related to dividends from Brighthouse, net of outflows) were included, which increased MetLife, Inc. holding companies’ liquid assets, as well as MetLife, Inc.'s free cash flow. Excluding these Separation-related items, adjusted free cash flow would be $3.6 billion for the year ended December 31, 2017. Consolidated adjusted earnings available to common shareholders for 2017 was negatively impacted by notable items, primarily related to tax adjustments, of $0.6 billion, net of income tax. Excluding the Separation-related items, which increased free cash flow, from the numerator of the ratio and excluding such notable items and Separation-related costs negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2017 would be 75%. 3(xi)

Net Income (Loss) to Adjusted Earnings ($ in millions) – Post-tax 4Q18 FY18 Net Income (Loss) $2,010 $4,982 Less: Net Investment Gains (Losses) 115 (235) Net Derivative Gains (Losses)1 742 672 Investment Hedge Adjustments (96) (375) Actuarial Assumption Review1 — (230) Other1 (87) (311) Adjusted Earnings $1,336 $5,461 1 Net Derivative Gains (Losses) for FY 2018 includes a $94M post-tax loss associated with our Actuarial Assumption Review that is also included within the $230M Actuarial Assumption Review line item. As a result, the Other line item reflects the removal of this loss being included within both categories. See Explanatory Note on Non-GAAP Financial Information and Reconciliations (Explanatory Note) for non-GAAP financial information, definitions and/or reconciliations. 4

Notable Items Post-tax 4Q18 FY18 $ in Per Share $ in Per Share millions Impact1 millions Impact1 Adjusted Earnings $1,336 $1.35 $5,461 $5.39 Less Notable Items: Tax Adjustments 247 0.25 247 0.24 Expense Initiative Costs (100) (0.10) (284) (0.28) Litigation Reserves & Settlement Costs (60) (0.06) (60) (0.06) Actuarial Assumption Review and Other Insurance Adjustments — — (6) (0.01) Adjusted Earnings, ex. Total Notable Items $1,249 $1.26 $5,564 $5.49 1 The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 5

Adjusted Earnings ex. Total Notable Items by Segment ($ in millions) – Post-tax % % Change 1 4Q18 4Q17 Change (Constant Rate) Highlights + Volume Growth; + Taxes; Group Benefits $230 $230 —% - Underwriting Margins; - Investment Margins + Underwriting Margins; + Investment Margins; Retirement and Income Solutions 356 235 51% + Volume Growth; + Taxes Property & Casualty 99 88 13% + Taxes U.S. $685 $553 24% - Underwriting Margins; - Capital Markets; Asia 281 310 (9%) (8%) + Volume Growth; + Taxes + Expense Margins; + Underwriting Margins; Latin America 137 125 10% 19% + Volume Growth; - Equity Markets; - Taxes - Underwriting Margins; - Taxes; EMEA 55 79 (30%) (24%) + Expense Margins - Equity Markets; - Investment Margins; MetLife Holdings 223 242 (8%) +/- Underwriting Margins; + Expense Margins; + Taxes + Expense Margins; + Investment Margins; C&O (132) (133) 1% - Taxes Adjusted Earnings, ex. Total Notable Items $1,249 $1,176 6% 8% Adjusted EPS, ex. Total Notable Items $1.26 $1.11 14% 16% 1 To be discussed on MetLife, Inc.'s fourth quarter and full year 2018 earnings conference call and audio webcast. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 6

On Track to Deliver Expense Target by 2020 Direct Expense Ratio 14.3% -140bps 13.3% 13.3% 13.1% 13.0% 13.0% 12.9% 12.5% 1Q18 2Q18 3Q18 4Q18 2015 2016 2017 2018 Note: Direct expense ratio, excluding total notable items related to direct expenses and PRT. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 7

Cash & Capital • Holding Companies Cash & Liquid Assets1 $5.7B $5.1B $5.4B $4.5B $3.0B $3.0 - 4.0B Cash Buffer 4Q17 1Q18 2Q18 3Q18 4Q18 • Free Cash Flow Ratio2 – 2017 - 2018 average of 66% – Achieved target of 65-75% • 2018 Combined U.S. Risk Based Capital Ratio3 above 360% target • Japan Solvency Margin Ratio of 794% at 9/30/18 1 At quarter-end. 2 Excluding notable and Brighthouse separation-related items. 3 NAIC basis. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 8